UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                        May 11, 2005
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

(a) On May 12, 2005, at the Annual Meeting of Stockholders of Applebee's International, Inc. (the "Company"), the stockholders approved amendments to the Company's Amended and Restated 1995 Equity Incentive Plan (the "1995 Plan") and the Company's Employee Stock Purchase Plan (the "Purchase Plan"). The amendment to the 1995 Plan increased the number of shares of common stock available under the 1995 Plan by 4,000,000, so that a total of 19,900,000 shares are available for grant under the 1995 Plan.

         The amendment to the Purchase Plan increased the number of shares of common stock available to be purchased under the Purchase Plan by 500,000, so that a total of 1,850,000 shares are available under the Purchase Plan.

(b) On May 11, 2005, the Executive Compensation Committee of the Company approved a policy for use of the Company airplane by the Chief Executive Officer and a policy for use of the Company airplane by Senior Team members other than the Chief Executive Officer.

         The policy for the Chief Executive Officer provides that he may use the Company airplane for reasonable personal use at his discretion. All use must be documented, including indicating passengers and other pertinent information regarding the use. The value of the use to the Chief Executive Officer must be grossed up for taxes to appropriate state and federal rates. The taxable benefit to the Chief Executive Officer is based on the applicable and approved SIFL rate.

         Personal use of the Company aircraft by Senior Team members is allowed up to a maximum of five hours of travel per calendar year. All personal use must be authorized by the Chief Executive Officer in advance. The CEO may authorize additional use for emergencies. Documentation, value of the trip and tax requirements are the same as the Chief Executive Officer policy. The Executive Compensation Committee must review a summary of personal use for senior executives each year.

         The Chief Executive Officer policy and the policy for Senior Team members are filed as exhibits to this Form 8-K and incorporated herein by reference.

(c) On May 11, 2005, the Corporate Governance/Nominating Committee of the Company approved an increase in the annual retainer to be paid to the Audit Committee Chair and the Chair of the sub-committee of the Executive Compensation Committee from $10,000 to $15,000.

Item 9.01.  Financial Statements and Exhibits.

(d)      EXHIBITS.

10.1     CEO Use of the Company Airplane Policy
10.2     Personal Use of Corporate Aircraft for Senior Team


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 16, 2005

                                         APPLEBEE'S INTERNATIONAL, INC.


                                      By: /s/ Steven K. Lumpkin
                                         Steven K. Lumpkin
                                         Executive Vice President and
                                         Chief Financial Officer



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

                                  Exhibit Index


Exhibit Number       Description
--------------       -----------------------------------------------------------
    10.1             CEO Use of the Company Airplane Policy
    10.2             Personal Use of Corporate Aircraft for Senior Team








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